Exhibit 10.2.2

                    AMENDMENT TO AGREEMENT AND PLAN OF MERGER

         This Amendment Agreement ("Amendment"), is made and entered into this 12th day of April 2006 by and among NEAH POWER SYSTEMS, INC. (FORMERLY, GROWTH MERGERS, INC.), a Nevada corporation ("NEAH-NEVADA"), having its principal offices at 22122 20th Avenue S.E., Bothell, Washington 98201; NEAH POWER SYSTEMS, INC., a Washington corporation ("NEAH"); SUMMIT TRADING LIMITED, a BVI corporation; and SPECIAL INVESTMENTS ACQUISITIONS ASSOCIATES LLC, a Nevada limited liability company (collectively, the "NEAH-NEVADA PRINCIPAL STOCKHOLDERS"). NEAH-NEVADA, NEAH and the NEAH-NEVADA PRINCIPAL STOCKHOLDERS are hereinafter sometimes collectively referred to as the "PARTIES."

WHEREAS, on March 9, 2006, the Parties consummated the transactions contemplated by an Agreement and Plan of Merger, dated March 9, 2006 (the "MERGER AGREEMENT") among the Parties and Growth Acquisition Corp. ("MERGERCO"), pursuant to which Mergerco was merged with and into Neah (the "MERGER"), with Neah as the surviving corporation of such Merger;

WHEREAS, it was the intention of the Parties and provided in the Merger Agreement that, upon consummation of the Merger (a) the "NEAH SECURITY HOLDERS" (as defined in the Merger Agreement) would own 25% of the "GROWTH FULLY-DILUTED COMMON STOCK" (as defined n the Merger Agreement; (b) all holders of Growth Common Stock and other securities of Growth immediately prior to the Merger (other than the "GROWTH PRINCIPAL STOCKHOLDERS" (as defined n the Merger Agreement)) would own 10% of the Growth Fully-Diluted Common Stock; and (c) the "SERIES A PREFERRED CONVERSION SHARES" (as defined in the Merger Agreement) issuable to the Growth Principal Stockholders upon conversion of the "SERIES A PREFERRED STOCK" (as defined in the Merger Agreement) would represent a maximum of 65% of the Growth Fully-Diluted Common Stock, less the sum of (i) the Novellus Shares (if any), (ii) the Stockholder Loan Shares, and (iii) any shares of Growth Common Stock that are issued or issuable in connection with one or more "GROWTH ADDITIONAL FINANCINGS" (as defined in the Merger Agreement);

WHEREAS, immediately after to the Effective Time of the Merger, excluding the Series A Conversion Shares, and subsequent to a two-for-one forward stock split, there were an aggregate of 10,481,543 shares of Growth Fully-Diluted Common Stock issued and outstanding;

WHEREAS, the parties hereto desire to amend the Merger Agreement, as hereinafter provided, to make the relative percentage ownership by the Neah Security Holders, the Growth Principal Stockholders and the other holders of Growth Common Stock of the Growth Fully-Diluted Common Stock consistent with the intent of the Parties and the stated provisions of the Merger Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Parties hereto intending to be bound hereby, it is agreed as follows:

1. DEFINITIONS. Unless otherwise separately defined in this Amendment, all capitalized terms, when used herein shall have the same meaning as is set forth in the Merger Agreement.

2.       AMENDMENT TO DEFINITIONS.

         (a) The definition of "SERIES A PREFERRED CONVERSION SHARES" as set forth in the Merger Agreement, be and the same hereby is deleted in its entirety and is replaced by the following defined term.

         "SERIES A PREFERRED CONVERSION SHARES shall mean the maximum number of shares of GROWTH Common Stock into which the Series A Preferred Stock shall be converted, being a maximum of (a) sixty-five (65%) of the GROWTH Fully-Diluted Common Stock (anticipated to be 68,130,030 shares of GROWTH Common Stock), LESS
(b) the sum of (i) the Stockholder Loan Shares, and (ii) any shares of GROWTH Common Stock that are issued or issuable in connection with any one or more of the GROWTH Financings aggregating maximum gross proceeds (inclusive of gross proceeds from conversion of any Stockholder Debt into Stockholder Loan Shares) not to exceed $2,000,000 in the aggregate."

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         (b)      the definition of "Novellus Shares" as set forth in the Merger
Agreement, be and the same hereby is, deleted in its entirety.

3. AMENDMENT TO SECTION 1.2(a)(i) OF THE MERGER AGREEMENT. Section 1.2(a)(i) of the Merger Agreement setting forth the "Conversion Rate" applicable to the 7,990,457 shares of NEAH Common Stock issued and outstanding immediately prior to the Effective Time of the Merger, be and the same is hereby, deleted in its entirety, and is replaced by the following Section 1.2(a)(i):

"1.2     CONVERSION OF SECURITIES.

         (a) CONVERSION OF NEAH SECURITIES. At the Effective Time, by virtue of the Merger and without any action on the part of GROWTH, MERGERCO, NEAH or the holders of any of their respective securities:

                  (i) Each of the 7,990,457 shares of NEAH Common Stock issued and outstanding immediately prior to the Effective Time, shall be converted into and represent the right to receive, 3.2793941 Merger Shares (the "CONVERSION RATE"), or an aggregate of 26,203,858 Merger Shares. All fractional shares obtained by applying such conversion shall be rounded up to the nearest whole share."

4. AMENDMENT TO SECTION 3.3(d) OF THE MERGER AGREEMENT. Section 3.3(d) of the Merger Agreement, be and the same hereby is, deleted in its entirety and is replaced by the Following Section 3.3(d):

         "(d)     Prior to the  Effective  Time of the  Merger,  GROWTH  and the
GROWTH Principal Stockholders have entered into the Stock Purchase Agreement, pursuant to which such GROWTH Principal Stockholders shall purchase 6,500,000 shares of the Series A Preferred Stock from GROWTH. On the Effective Time of the Merger (i) the GROWTH Principal Stockholders shall be the record and beneficial owner of 6,500,000 shares GROWTH Series A Preferred Stock, convertible into the Series A Preferred Conversion Shares pursuant to the Series A Preferred Certificate of Designation, and (ii) the remaining GROWTH stockholders
(including the holders of publicly traded shares) shall own an aggregate of 10,481,543 shares of Fully-Diluted GROWTH Common Stock, or such other number of shares as shall represent in the aggregate, 10.0% of the 104,815,431 shares GROWTH Fully-Diluted Common Stock to be issued and issuable immediately following the Effective Time of the Merger."

5.       MISCELLANEOUS.

                  Except as specifically amended pursuant to this Amendment, all of the terms and conditions of the Merger Agreement shall remain in full force and effect and are incorporated herein by this reference as though more fully set forth herein at length.

IN WITNESS WHEREOF, the Parties have executed this Amendment, the day and year first above written.

ATTEST:                                     NEAH POWER SYSTEMS, INC.
                                            (FORMERLY, GROWTH MERGERS, INC.)
                                            a Nevada corporation


______________________                      By:   /s/ Dr. Daniel Rosen
                                                  --------------------
___________, Secretary                            Dr. Daniel Rosen, Chairman

ATTEST:                                     NEAH POWER SYSTEMS, INC.
                                            a Washington corporation


______________________                      By:   /s/ Paul Abramowitz
Secretary                                         -------------------
                                                  Paul Abramowitz,
                                                  President and CEO

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                                            SUMMIT TRADING LIMITED


                                            By:   /s/ Richard Fixaris
                                                  -------------------
                                                  Richard Fixaris,
                                                  Authorized Signatory

                                            SPECIAL INVESTMENTS ACQUISITIONS
                                            ASSOCIATES LLC


                                            By:   /s/ Paul Abramowitz
                                                  -------------------
                                                  Paul Abramowitz, Manager


The undersigned, as the former President of Growth Merger, Inc., and as counsel to the former holders of Common Stock of Growth Mergers, Inc. prior to the Effective Time of the Merger, does hereby consent to the foregoing Amendment to the Merger Agreement.

GROWTH MERGERS, INC.


BY:   /s/ David Otto
      --------------
      David Otto, President

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